SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Statements Line Items
SUBSEQUENT EVENTS [Text Block]

NOTE 21 – SUBSEQUENT EVENTS

Subsequent to December 31, 2018, the Company completed the following transactions, all of which have been approved by the appropriate Canadian regulatory authorities and, in the case of item (d), the Company’s shareholders:

a)	Issued by way of private placement 33,052,334 shares at a price of $0.06 per share for gross (and net) proceeds of $1,983,000;

b)	converted $780,000 in secured convertible debt to 12,999,998 shares;

c)

Signed an agreement whereby certain secured lenders agreed to convert $3,500,000 in secured loans to the Company for 58,333,332 shares. The agreement is subject to “disinterested shareholder” approval at the Company’s “Annual General and Special Meeting of Shareholders” currently scheduled for April 29, 2019; and

d)	Issued 3,500,000 stock options with an exercise price of $0.06 each to a senior officer of the Company.